UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 22, 2010

GREEN PLAINS RENEWABLE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

333-121321	84-1652107
(Commission file number)	(IRS employer identification no.)

9420 Underwood Ave., Suite 100, Omaha, Nebraska	68114
(Address of principal executive offices)	(Zip code)

(402) 884-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K that was filed by the Registrant on October 22, 2010, and is being filed solely to add the information required under Item 9.01(b).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth under Item 2.01 of the Current Report on Form 8-K filed on October 22, 2010 is incorporated herein by reference. On October 22, 2010, a wholly-owned subsidiary of Green Plains Renewable Energy, Inc. (the “Company”) merged with and into Global Ethanol, LLC (“Global”), with Global as the surviving entity.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The financial statements required under this Item 9.01(a) were previously filed as part of the Company’s Current Report on Form 8-K filed on October 22, 2010.

(b) Pro forma financial information. The pro forma financial information required under this Item 9.01(b) is attached herewith as Exhibit 99.1.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Unaudited Pro Forma Condensed Combined Financial Statements and Related Notes Thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN PLAINS RENEWABLE ENERGY, INC.

Date: January 6, 2011	By:	/s/ Jerry L. Peters
Jerry L. Peters
Chief Financial Officer
(Principal Financial Officer)

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